Loss per share (Tables)	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Schedule of Numerator and Denominator in the Computation of Basic and Diluted Loss Per Share
The following table sets forth the numerator and denominator used in the computation of basic and diluted loss per share for the year ended December 31, 2025, December 31, 2024, and December 31, 2023:

	2025	2024	2023
	$	$	$
Numerator:
Net loss used for basic and diluted loss per share	(13,627,876)	(46,305,239)	(363,874,560)

Denominator:
Basic weighted-average outstanding ordinary shares	79,862,834	78,662,187	68,055,332

Net loss per ordinary share:
Basic and diluted loss per share	(0.17)	(0.59)	(5.34)

Schedule of Potentially Dilute Basic Earnings Per Share Not Included in Calculation of Diluted Earnings Per Share	The following table presents instruments that can potentially dilute basic earnings per share in the future but were not included in the calculation of diluted loss per share, as their impact was anti-dilutive (due to net losses in all reporting periods):

	December 31, 2025	December 31, 2024	December 31, 2023
Convertible debentures[1]	6,657,813	6,388,321	-
Stock options	1,583,085	-	-
Restricted stock units	1,666,667	1,666,667	-
Earnout units	26,797,052	26,797,052	26,797,052
Warrant units[2]	21,302,814	14,391,150	14,391,150
Total	58,007,431	49,243,190	41,188,202
[1]The number of shares that may be issued against convertible debentures is determined by dividing the total of the principal outstanding and accrued interest by the exercise price of $8.00 per share.
[2]Please refer to Note 24.3 for a breakdown of the warrant units including exercise prices and expiry dates.